Exhibit 99 to Form 4 filed on behalf of Anthony J.
Sinskey for Transaction Date 11/1/07

Price 	 Shares

 $28.00   3729

 $28.01   450

 $28.10   350

 $28.15   550

 $28.20   40

 $28.30   1815

 $28.31   3066